                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of earliest event reported)           JUNE 1, 2001
                                                 -------------------------------



                               SOUND ADVICE, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




                                     FLORIDA
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)



           0-15194                                      59-1520531
   ------------------------                  ---------------------------------
   (Commission File Number)                  (IRS Employer Identification No.)

                            1901 TIGERTAIL BOULEVARD
                              DANIA, FLORIDA 33004
--------------------------------------------------------------------------------
          (Address of principal executive offices, including Zip Code)




Registrant's telephone number, including area code           (954) 922-4434
                                                   -----------------------------




                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.       OTHER EVENTS

         Effective June 1, 2001, the Board of Directors of Sound Advice, Inc. ("Registrant") amended its 1997 Common Stock Purchase Rights Agreement (the "Rights Agreement") to provide that the rights will not become exercisable by virtue of the transactions contemplated in the Agreement and Plan of Merger, dated June 1, 2001, among the Registrant, Tweeter Home Entertainment Group, Inc. and TWT Acquisition Corp.

         Reference is made to the Second Amendment to Rights Agreement filed as
Exhibit 4.1 hereto. The Second Amendment set forth in Exhibit 4.1 is hereby incorporated by reference herein.



ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)     Exhibits

      EXHIBIT
      NUMBER                             DESCRIPTION
      -------    --------------------------------------------------------------


         4.1 Second Amendment to Rights Agreement, dated as of June 1, 2001, between the Registrant and American Stock Transfer & Trust Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SOUND ADVICE, INC.




Dated:   July 30, 2001                  By:/s/ KENNETH L. DANIELSON
                                           -------------------------------------
                                           Kenneth L. Danielson,
                                           Chief Financial Officer and Treasurer

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                           DESCRIPTION                                PAGE
-------   --------------------------------------------------------------    ----

   4.1 Second Amendment to Rights Agreement, dated as of June 1, 2001, between the Registrant and American Stock Transfer & Trust Company.